[LOGO]
THE GABELLI CONVERTIBLE SECURITIES FUND, INC.


FIRST QUARTER REPORT
MARCH 31, 1999

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[LOGO]
THE GABELLI CONVERTIBLE SECURITIES FUND, INC.

Our cover icon represents the underpinnings of Gabelli. The Teton mountains in Wyoming represent what we believe in in America-- that creativity, ingenuity, hard work and a global uniqueness provide enduring values. They also stand out in an increasingly complex, interconnected and interdependent economic world.

INVESTMENT OBJECTIVE:

The Gabelli Convertible Securities Fund, Inc. is a closed-end, diversified management investment company whose primary objective is to seek a high level of total return through a combination of current income and capital appreciation by investing in convertible securities.

                   THIS REPORT IS PRINTED ON RECYCLED PAPER.

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TO OUR SHAREHOLDERS,

     As hybrids, convertible securities prices are influenced by the performance of underlying equities and the prevailing trend in corporate bond prices. In the first quarter of 1999, large cap stocks continued to advance. Mid and small cap stocks also gained, but still trailed the big cap market favorites. Corporate bonds treaded water and the Merrill Lynch Corporate Bond Index finished the quarter with only a modest gain.


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[LOGO]

INVESTMENT PERFORMANCE

     For the first quarter ended March 31, 1999, The Gabelli Convertible Securities Fund, Inc.'s ("Convertible Securities Fund") net asset value (NAV) per share increased 1.8% to $11.45, after adjusting for the $0.20 per share distribution paid on March 29, 1999. This compares to an increase of 2.6% for the Lipper Inc. Convertible Securities Fund Index over the same period. For the twelve months ended March 31, 1999, the Fund increased 4.7% versus a decrease of 0.7% for the Lipper Inc. Convertible Securities Fund Index over this period.

     The three- and five-year average annual returns of the Convertible Securities Fund were 9.4% and 9.2%, respectively. Since inception on July 3, 1989 through March 31, 1999, the Convertible Securities Fund achieved a 152.5% total return which represents an average annual return of 10.0%.

     The Fund's common shares on the New York Stock Exchange ended the quarter at $11.125, up 0.7% for the quarter, up 9.8% for the past twelve months and up 42.8% from its initial price of $11.25 on March 31, 1995 after adjusting for the reinvestment of dividends totaling $3.965 per share which were paid during this period.

     Our Fund is managed with the goal of achieving a 600-800 basis point spread above long-term treasury yields. We hope to generate these returns over the long term. This is the type of performance that our Fund has been known for and we anticipate will continue in the future. Of course, there are no guarantees.

     Over the past few months the Fund's shares have traded at an average discount of approximately 4% to the net asset value. At these price levels, the Fund is an ideal opportunity for investors to add to their positions. Our monthly cash purchase program provides an easy way for registered Shareholders to acquire additional shares at the current market price at no commission. In addition, to underscore that "we eat our own cooking", the Adviser and its affiliates have announced their intention to buy up to one million common shares in the open market (569,264 of which have been acquired to date). The Fund has also instituted a share repurchase program which we discuss later in this report.

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INVESTMENT RESULTS (a)(c)
                                                 Quarter
                                -----------------------------------------
                                  1st     2nd     3rd     4th     Year
                                  ---     ---     ---     ---     ----
1999:   Net Asset Value         $11.45     __      __      __        __
        Total Return              1.8%     __      __      __        __
--------------------------------------------------------------------------------
1998:   Net Asset Value         $11.87  $11.66  $10.96   $11.45   $11.45
        Total Return              5.3%    0.0%    (4.2)%   7.4%     8.3%
--------------------------------------------------------------------------------
1997:   Net Asset Value         $11.13  $11.38  $11.81   $11.48   $11.48
        Total Return              1.7%    3.5%    5.0%     2.8%    13.5%
--------------------------------------------------------------------------------
1996:   Net Asset Value         $11.28  $11.33  $11.23   $11.08   $11.08
        Total Return              3.6%    1.6%    0.3%     2.6%     8.4%
--------------------------------------------------------------------------------
1995:   Net Asset Value         $11.14  $11.51  $11.64   $11.01   $11.01
        Total Return              5.1%    5.2%    3.0%     1.1%    15.0%
--------------------------------------------------------------------------------
1994:   Net Asset Value         $11.54  $11.39  $11.60   $10.60   $10.60
        Total Return              0.2%    (1.3)%  1.8%    (0.9)%   (0.2)%
--------------------------------------------------------------------------------
1993:   Net Asset Value         $12.07  $12.36  $12.75   $11.52   $11.52
        Total Return              5.4%    2.4%    3.2%     1.5%    13.1%
--------------------------------------------------------------------------------
1992:   Net Asset Value         $11.29  $11.52  $11.90   $11.45   $11.45
        Total Return              3.5%    2.0%    3.3%     3.6%    13.0%
--------------------------------------------------------------------------------
1991:   Net Asset Value         $11.06  $11.27  $11.57   $10.91   $10.91
        Total Return              5.6%    1.9%    2.7%     1.8%    12.5%
--------------------------------------------------------------------------------
1990:   Net Asset Value         $10.56  $10.68  $10.56   $10.47   $10.47
        Total Return              1.5%    2.1%   (1.1)%    3.8%     6.3%
--------------------------------------------------------------------------------
1989:   Net Asset Value           __      __    $10.54   $10.51   $10.51
        Total Return              __      __      5.4%(b)  0.8%     6.3%(b)
--------------------------------------------------------------------------------

Average Annual Returns - March 31, 1999  (a)
--------------------------------------------
1 Year .......................   4.7%
5 Year .......................   9.2%
Life of Fund (b) .............  10.0%


(a) Total return and average annual return reflect changes in net asset value and reinvestment of dividends and are net of expenses. Of course, the returns noted represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold they may be worth more or less than their original cost. (b) From commencement of operations on July 3, 1989. (c) The Fund converted to closed-end status on March 31, 1995.


               Dividend History - Common Stock
               -------------------------------

Payment Date            Rate Per Share      Reinvestment Price
------------            --------------      ------------------

March 29, 1999              $0.200                $11.04
December 28, 1998           $0.320                $11.49
September  28, 1998         $0.200                $10.52
June 26, 1998               $0.200                $11.02
March 26, 1998              $0.200                $11.10
December 26, 1997           $0.600                $10.49
September 26, 1997          $0.120                $10.44
June 27, 1997               $0.120                $ 9.96
March 27,  1997             $0.120                $ 9.63
December  27, 1996          $0.375                $ 9.51
September 23, 1996          $0.120                $ 9.73
June 24, 1996               $0.120                $10.17
March 25, 1996              $0.120                $10.41
December 27, 1995           $0.750                $10.95
September 27, 1995          $0.200                $11.10
June 27,  1995              $0.200                $11.21
December  31, 1994          $0.900                $10.60
December 31, 1993           $1.425                $11.52
December 31, 1992           $0.876                $11.45
December 31, 1991           $0.865                $10.91
December 31, 1990           $0.490                $10.47
June 28, 1990               $0.100                $10.68
March 29,  1990             $0.100                $10.55
December  29, 1989          $0.115                $10.51
--------------------------------------------------------------------------------

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[LOGO]

WHAT WE DO

     The success of momentum investing in recent years and investors' desire for instant gratification have combined to make value investing appear dull. At the risk of being dull, we will once again describe the "boring" value approach that has seen us through both good and bad markets over the last 9 years at The Gabelli Convertible Securities Fund and for over 21 years at Gabelli Asset Management Company. In past reports, we have tried to articulate our investment philosophy and methodology. The following graphic further illustrates the interplay among the four components of our valuation approach.

     Our focus is on free cash flow; earnings before interest, taxes, depreciation and amortization (EBITDA) minus the capital expenditures necessary to grow the business. We believe free cash flow is the best barometer of a business' value. Rising free cash flow often foreshadows net earnings improvement. We also look at earnings per share trends. Unlike Wall Street's ubiquitous earnings momentum players, we do not try to forecast earnings with accounting precision and then trade stocks based on quarterly expectations and realities. We simply try to position ourselves in front of long-term earnings uptrends. In addition, we analyze on and off balance sheet assets and liabilities such as plant and equipment, inventories, receivables, and legal, environmental and health care issues. We want to know everything and anything that will add to or detract from our private market value (PMV) estimates. Finally, we look for a catalyst; something happening in the company's industry or indigenous to the company itself that will surface value. In the case of the independent telephone stocks, the catalyst is a regulatory change. In the agricultural equipment business, it is the increasing world-wide demand for American food and feed crops. In other instances, it may be a change in management, sale or spin-off of a division or the development of a profitable new business.

     Once we identify stocks that qualify as fundamental and conceptual bargains, we then become patient investors. This has been a proven long-term method for preserving and enhancing wealth in the U.S. equities market. At the margin, our new investments are focused on businesses that are well-managed and will benefit from sustainable long-term economic dynamics. These include macro trends, such as the globalization of the market in filmed entertainment and telecommunications, and micro trends, such as an increased focus on productivity enhancing goods and services.

CONVERTIBLE SECURITIES ARE "HYBRIDS"

     It is important to understand our stock selection discipline because price movement in the underlying equity will generally have the greatest impact on convertible securities pricing. The convertible securities market consists of bonds, debentures, corporate notes, preferred stocks and warrants or other similar securities which may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. Converts are "hybrid" securities that combine the capital appreciation potential of equities with the higher yield of fixed income instruments.

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     Our strategy incorporates the purchase of convertible  securities which are trading at a premium above parity with the common stock but which generally provide a higher yield and, over time, capital appreciation. We will also seek
out  "busted"   converts,   where  the  underlying   common  stock  has  dropped
significantly and the values of both the conversion privilege and the convert are down. Such securities will provide both high yields and long-term capital appreciation potential.

OUR INVESTMENT OBJECTIVES

     Our mandate is to preserve and enhance our shareholders' wealth through a conservative, disciplined approach to convertible securities investing. Our goal is to generate profitable returns in strong markets and protect principal in weak markets by taking advantage of the unique characteristics of convertible securities.


GOOD THINGS COME TO THOSE WHO WAIT

     The critical element to our success in the equities and convertible securities markets has been patience in both the selection process and in waiting for the values of portfolio positions to be recognized. We will continue to be patient and opportunistic in selecting converts for the Fund and will invest in short-term instruments (including time sensitive work-outs) when appropriate. We bought mostly short-term U.S. Treasury obligations in the past. However, the U.S. financial system has improved significantly and we now take advantage of other short-term alternatives. In this regard, the Convertible Securities Fund at times engages in risk arbitrage to generate returns. By risk arbitrage we mean investing in "event" driven situations; primarily, but not exclusively, in announced mergers, acquisitions, reorganizations and other "workout" opportunities. In order to avoid overall market risk in these opportunities, the Fund will concentrate on the lower risk transactions.

     We borrow a quote from Warren Buffett to explain our occasional use of risk arbitrage in the Fund:

     "Our subsidiaries sometimes engage in arbitrage as an alternative to holding short-term cash equivalents. We prefer, of course, to make major long-term commitments. But we often have more cash than good ideas. At such times arbitrage sometimes promises much greater returns than Treasury Bills and, equally important, cools any temptation we may have to relax our standards for long-term investments."

     In short, the high cash position in the Fund does not reflect any effort on our part to time the convertible securities market. It is rather a consequence of our value oriented discipline. At the same time, some of our convertible securities have been called by the issuer and we either received cash or stock. Our portfolio turnover rate reflects this activity, as well as our investments in "event" driven situations which were consummated during the year. We are always hard at work evaluating opportunities and identifying fundamental bargains to progress to a more fully invested posture. However, we will not stretch our fundamental parameters and introduce greater market risk to the portfolio.

                                       4
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COMMENTARY

     Meaningful commentary on the convertible securities market demands a review of the macroeconomic forces impacting stocks and corporate bonds.

THE ECONOMY AND THE MARKET--A REVERSAL OF FORTUNES?

     In 1998, the drivers of the market were declining interest rates and continued liquidity as opposed to corporate earnings. For the year, S&P 500 earnings rose a modest 2.0% and if calculated on a non-weighted basis, earnings were flat. However, the 30-year Treasury bond yield dropped nearly a full percentage point from its March 1998 high, resulting in a significant expansion of equities' price/earnings multiples and a 28.7% annual gain for the S&P 500.

     We are faced with a mirror image situation today. We believe S&P earnings can grow in the 8.0% to 10.0% range, a terrific showing compared to 1998. If interest rates hold relatively steady near current levels, the S&P 500's current lofty price/earnings multiple could be sustained and the market could advance in line with earnings gains. The less optimistic picture would be rising inflation, materially higher interest rates, rapidly contracting equity multiples and a meaningful correction in the S&P 500. At this stage, we think either scenario is plausible and will leave market forecasting to the Wall Street gurus.

     AMERICAN CONSUMERS: WILL THE ENGINE OF GLOBAL ECONOMIC GROWTH CONTINUE STEAMING ALONG?

     In our September 30, 1998 report, we pondered the impact of our "Four M's" (Market, McGwire, Monica and Meriwether) on the American consumer. Would the American consumer stop spending because of global economic turmoil, accentuated in the U.S. and global capital markets by John Meriwether (the head of ill-fated Long Term Capital Management), and the domestic political crisis spawned by President Clinton's relationship with Monica Lewinsky? Or, would the consumer be buoyed by rising capital markets resulting from a strong domestic economy along with the heroics of baseball slugger Mark McGwire and continue to help sustain economic momentum here and overseas. We favored the latter conclusion. In retrospect, the American consumer continued to be the engine driving global economic growth.

     Today, we still ask the same question. Will the American consumer continue to carry the rest of the world, or will the consumer eventually run low on confidence and/or the resources required to nourish the global economy? Put another way, can the U.S. continue to run enormous balance of payment deficits that provide hope and sustenance for the other economies of the world as they attempt to emerge from their economic malaise?

     We remain focused on values and individual investment opportunities. If one looks exclusively at the S&P 500, which is trading at more than 30 times trailing earnings, stocks would have to be characterized as richly valued. But in reality, the S&P 500 is a narrow gauge of the market, with the largest 25 component stocks having an enormous influence on the performance of the index. The same can be said about the Nasdaq Composite Index, which is driven by a relative handful of large technology stocks. However, there are many cheap stocks available, as reflected in the much more reasonable valuations of broader market indices. It is anyone's guess as to when the investing public will stop chasing the high priced market favorites and begin gravitating toward more realistically priced stocks. Nonetheless, we note that corporate buyers are out in force, searching for business bargains. As we have repeatedly stated over the past several years, quality companies trading at low valuations--the type of stocks we favor--should continue to attract corporate bargain hunters and provide a tailwind for our portfolio.

                                       5
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                           FLOW OF FUNDS ($ BILLIONS)


Sources                  1993     1994    1995     1996     1997    1998
-------                  ----     ----    ----     ----     ----    ----
U.S. Deals              $ 234   $  340  $  511  $   652  $   919  $1,620
Stock Buybacks             37       46      99      176      181     207
Equity Mutual Funds Net   130      119     128      222      232     159
Dividends                 158      182     205      262      275     279
                          ---      ---     ---    -----    -----   -----
Total Sources:            558      688     943    1,312    1,607   2,265
                          ---      ---     ---    -----    -----   -----

Uses
----
IPOs                      103       62      82      115      118     108
U.S./International
  Equity Capital Flow
U.S. Purchases of
  Non-U.S. Equities (net)  63       48      50       60       41     (25)
  International Purchases
  of U.S. Equities (net)   21        1      17       11       64     (22)
                        -----   ------  ------   ------   ------  ------
  Net Flow:                43       47      34       49      (23)     (3)
                        -----   ------  ------   ------   ------  ------

TOTAL USES:               146      109     116      164       95     105
                        -----   ------  ------   ------   ------  ------
NET FLOW OF FUNDS:      $ 413   $  579  $  827   $1,148   $1,513  $2,160
                        =====   ======  ======   ======   ======  ======

SOURCES: SECURITIES DATA CORP, INVESTMENT COMPANY INSTITUTE,
         BIRINYI ASSOCIATES.
(C) 1999 GABELLI ASSET MANAGEMENT INC.
--------------------------------------------------------------------------------

CORPORATE BONDS

     Corporate bonds finished the quarter flat. Bonds may have been restrained to a degree by assets moving back into stocks; however, the persistently strong economy and some renewed inflationary concern played a bigger role in curbing bond prices. As aforementioned, we doubt bond yields will decline significantly from current levels and certainly not return to the lows experienced in the Fall of 1998.

CONVERTIBLE SECURITIES

     With little help likely to come in the form of declining interest rates, convertible securities performance will be primarily dependent on the price movement of underlying equities. Our value and smaller capitalization bias leads us to small and mid-sized companies trading at discounted valuations. We believe there is currently less risk and greater upside potential in these securities than in large cap stocks or convertible securities of large cap companies. We believe the portfolio will continue to enjoy a tailwind from accelerating merger and acquisition activity targeted at smaller, much more reasonably priced companies.

CORPORATE GOVERNANCE

     The Gabelli Convertible Securities Fund continues to consider actions that may reduce or eliminate the market discount of its shares. How do we accomplish this? There are several factors that historically have worked to narrow the discounts of closed-end funds. These include distribution policies and stock repurchase programs, both of which we have instituted.

DISTRIBUTION POLICY - Q & A

Q: WHAT IS A DISTRIBUTION  POLICY?
     A fund with a distribution policy is a fund which establishes a fixed payment each year to its shareholders as a percentage of net assets or a specific dollar amount. For example, a fund with a 10% distribution policy will pay out 10% of its average net assets every year, either on an annual, semi-annual or quarterly basis.


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Q: WHAT IS THE BENEFIT OF A DISTRIBUTION POLICY?

     Investors usually favor funds that offer a constant stream of cash, or a predictable yield. Thus, there is more demand for funds with a distribution policy and historically they trade at a more narrow discount than funds without a distribution policy.

Q:  WHY   DID  THE  CONVERTIBLE  SECURITIES   FUND   INSTITUTE   AN  8%   ANNUAL
DISTRIBUTION POLICY? WHAT ARE THE "MECHANICS?"

     In order to accelerate our effort to drive the current discount to a premium, the Convertible Securities Fund, at a meeting of the Board of Directors on May 13, 1998, instituted an 8% annual distribution policy. This distribution policy is similar in structure to the Gabelli Equity Trust, which has employed a 10% annual distribution policy since August of 1988.

     To illustrate, the Gabelli Equity Trust currently pays out 10% of its average net asset value per share. The Fund's normal policy is to make quarterly distributions of $0.27 per share at the end of each of the first three calendar quarters of each year. The Fund's distribution in December for each calendar year is an adjusting distribution. The amount is equal to the greater of 10% of the average of the net asset value per share of the Fund as of the last day of the four preceding calendar quarters or the minimum distribution requirements of the Internal Revenue Code.

     In the case of the Gabelli Convertible Securities Fund, the Fund will pay out a minimum annual distribution of 8% of the net asset value. The method is to pay $0.20 per share in each of the first three quarters of the year and a distribution in the fourth quarter of a sufficient amount to pay 8% of the average net assets of the Fund or to satisfy the minimum distribution requirements of the Internal Revenue Code. The Fund recently distributed $0.20 per share on March 29, 1999 in line with this 8% annual distribution policy.

STOCK REPURCHASE PLAN - Q & A

Q: WHAT IS A STOCK REPURCHASE PLAN?

     A stock repurchase plan allows a company to buy back its own shares in the open market (in our case, the New York Stock Exchange). This reduces the total number of shares outstanding and increases the earnings per share.

Q: WHEN DID THE CONVERTIBLE SECURITIES FUND IMPLEMENT A STOCK REPURCHASE PLAN?

     At a special meeting of the Board of Directors on October 27, 1997, the Board authorized the repurchase of up to 250,000 shares of the Convertible Securities Fund's outstanding shares. We were the first company on the New York Stock Exchange to announce a stock repurchase program on this date when the market declined 554.26 points, or 7.2%.

     The Convertible Securities Fund may from time to time purchase shares of its capital stock in the open market when the shares are trading at a discount of 10% or more from the net asset value of the shares. In total, through March 31, 1999, 171,400 shares were repurchased in the open market since the inception of this stock repurchase plan. Since the discount to net asset value has narrowed and remained under 10% during the first quarter, the Fund has been unable to purchase additional shares. In fact, the discount to net asset value was under 10% throughout most of the last year.

Q: WHAT IS THE BENEFIT OF A STOCK  REPURCHASE  PLAN?

     When the Convertible Securities Fund purchases its own shares at a discount to NAV, the Fund realizes a benefit equal to the difference between the net asset value and the purchase price. This benefit is credited to the net assets of the remaining shares, thus boosting the NAV. The larger the discount, the greater the benefit on the NAV. Further, the market price is determined by supply and demand factors. If there are more sellers than buyers the price will decline until buyers enter the market to establish a sales price. A stock repurchase program increases demand for the Convertible Securities Fund's shares in the open market. This provides a willing buyer of fund shares which offsets, at least in part, sales of fund shares.

PREFERRED  STOCK - AN INVESTMENT FOR THE FUTURE

     On May 16, 1997, the Fund successfully completed its offering of cumulative preferred stock which is rated `AAA' by Standard and Poor's. The Fund issued
1,200,000 Preferred Shares at $25 per share ($30 million) with an annual dividend rate of $2.00 per share paying quarterly. The Preferred Shares are trading on the New York Stock Exchange under the symbol "GCV Pr" and closed at $25.75 on March 31, 1999.

     How would Preferred Shares benefit Common Shareholders? Through March 31, 1999, the Convertible Securities Fund has earned a 10.0% average annual return. The Preferred Shares were issued with an annual dividend rate of 8.00%. The only obligation that the Fund has to the Preferred Shareholders is to pay the stated dividend rate. Given the current market environment, we considered this to be an ideal opportunity to take advantage of relatively low long-term interest rates and to earn an excess return for our Common Shareholders consistent with our conservative investment approach. Any return earned in excess of the stated dividend rate, which is less than the Fund's average annual return, would directly benefit Common Shareholders; however, any shortfall from the stated rate would impact the Common Shareholders in the opposite fashion. Therefore, by taking advantage of the current relatively low interest rate environment and achieving our investment objectives, the Preferred Share issuance offers what we believe is a conservative method of potentially adding wealth for our Common Shareholders.

     Furthermore, Common Shareholders stand to receive certain tax benefits as a result of the Preferred Stock offering. Since taxable income is allocated to the Preferred Shareholders before Common Shareholders, taxable distributions to Common Shareholders are not required to the extent they would be if the Preferred Shares were not outstanding. With the completion of the preferred offering, the Adviser has agreed to waive the management fee on the incremental assets during any year in which the net asset value total return on the Fund does not exceed the stated dividend rate on the Preferred Shares.

LET'S TALK CONVERTS

     The following are specifics on selected holdings of our Fund. Favorable EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) prospects do not necessarily translate into higher prices, but they do express a positive trend which we believe will develop over time.

AIRTOUCH  COMMUNICATIONS  INC. (ATI) (6.00% CV. PFD., CL. B; 4.25% CV. PFD., CL.
C) based in San Francisco, is the world's largest wireless communications provider. With more than 35 million total venture customers in 13 countries, AirTouch and its partners serve more than ten percent of the world's wireless subscribers. AirTouch will offer satellite communications in the future through its interest in the Globalstar satellite system. In April 1998, the company acquired MediaOne Group's (formerly US West Media Group) U.S. wireless interests in a deal valued at almost $6 billion. On January 15, 1999, Britain's largest cellular company, Vodafone Group plc (VOD - $187.75 - NYSE), signed a definitive merger agreement with ATI whereby Vodafone would acquire ATI for $97 per ATI share. Vodafone successfully topped Bell Atlantic's (BEL - $51.6875 - NYSE) $45 billion bid for AirTouch.

AMERICAN BANKERS INSURANCE GROUP INC. (ABI) ($3.125 CV. PFD., SER. B), based in Miami, is a leading provider of credit insurance and credit-related insurance products both in the U.S. and abroad. Founded in 1949, ABI has $3.3 billion in assets. ABI's emphasis is on contingent commission and captive reinsurance plans, which preserves the company's margins, mitigates volatility and ensures highly visible earnings. Because of such plans, ABI is not so much an insurer but a distribution company servicing an insurance product. Since the termination of its agreement to be acquired by Cendant Corp., ABI has focused on closing new business in its pipeline. As such, top line growth is expected to improve in the near future and return to a more normal 10% to 12% growth rate in 1999.

ATLANTIC RICHFIELD CO. (ARCO) ($2.80 CV. PFD.) is the leading gasoline marketer on the U.S. west coast, with 1,760 retail sites spread across California, Arizona, Nevada, Oregon and Washington. Two refineries are operated in the region. ARCO has proven oil reserves of 2.8 billion barrels, mainly in Alaska. The company's proven gas reserves total 9.8 trillion cubic feet, but gas reserves of a further 15 trillion cubic feet, mainly in Southeast Asia, are unbooked. BP Amoco (BPA - $100.9375 - NYSE) has reached an agreement to combine with ARCO in an all-share transaction valuing ARCO at almost $27 billion. The deal will give BP Amoco the largest oil output of any non-state company.

CITIZENS UTILITIES CO. (5.00% CV. PFD.) provides telecommunications services and public services to approximately 1.8 million customers in 21 states. Citizens owns 83% of Electric Lightwave (ELIX - $9.125 - Nasdaq), a CLEC serving primarily the western U.S. A year ago, management authorized the separation of Citizen's telecommunications businesses and public services businesses into two stand-alone, publicly traded companies. Upon separation, which is expected to occur in the fall, the new company's telecommunications business will include Citizen's stake in Electric Lightwave, as well as incumbent local exchange carrier operations with nearly one million access lines. The company's public services businesses, consisting of natural gas distribution, electric distribution, water distribution and wastewater treatment facilities in 10 states, will continue to trade as Citizens Utilities. The company sold its 16% stake in Centennial Cellular Corp. for approximately $205 million. Citizens also anticipates monetizing its ownership of Century Communications' (CTYA - $46.4375
- Nasdaq) stock and cable operations through a sale to Adelphia Communications for approximately $220 million.

HILTON HOTELS CORP. (SUB. DEB. CV., 5.00%, 05/15/06) is a major lodging company engaged in the ownership, management and franchising of hotels, resorts and vacation ownership properties. Based on the number of hotel rooms, Hilton is the nation's seventh largest hotel company. Hilton has approximately 250 hotels and resorts in cities throughout the United States, including 65 owned and managed hotels and 185 hotels under franchise agreements. Hilton's hotels include the Waldorf-Astoria (New York) (owned), the Beverly Hilton (Los Angeles) (franchise), the Chicago Hilton (franchise) and a 50% interest in Hilton Hawaiian Village. Hilton's international hotel business is operated under the Conrad name. (Hotels bearing the "Hilton" name outside the U.S. are properties of the British company Ladbroke Group plc). Hilton's gaming properties were spun-off into a new company, Park Place Entertainment (PPE - $7.5625 - NYSE).

MEDIAONE GROUP INC. (UMG) (4.50% CV. PFD., SER. D) is one of the nation's leading broadband services companies. UMG provides more than five million subscribers in 17 states with basic and premium cable television services and has recently introduced high speed Internet access, telephone services and digital television in some of its service areas. MediaOne was created from the 1996 union of telecommunications company MediaOne Group (formerly US

West Media Group) and Continental Cablevision. Headquartered in Englewood, Colorado, MediaOne provides high quality cable television services. The company is conducting a national upgrade of its hybrid fiber optic/coaxial cable ("HFC") network to broadband technology which improves traditional cable service and enables next-generation products and services. The Group's investment interests include 25% of Time Warner Entertainment (which includes Warner Brothers Studio and Home Box Office), 24% of PCS Prime Co. and almost 27% of TeleWest plc. The number three U.S. cable television company recently agreed to be acquired by AT&T Corp. (T - $79.8125 - NYSE) for $56 billion.

SPRINT CORP.  (FON) ($1.50 CV. PFD., SER. 1; $1.50 CV. PFD., SER. 2; 8.25%,  CV.
PFD.) is the third largest long distance carrier and the second largest independent local telephone company in the U.S. Sprint has positioned itself globally through a joint venture called GlobalOne. Its joint venture partners, France Telecom and Deutsche Telekom, also have a direct 20% stake in Sprint. FON faces risks from prospective new entrants in its long distance business which may be offset by the "ION" high bandwith network the company is developing and by other new services.

WHX CORP. (WHX) (6.50% CV. PFD., SER. A; $3.75 CV. PFD., SER. B) is a holding company for wholly-owned subsidiary Wheeling-Pittsburgh Steel, America's ninth largest integrated steel producer. Wheeling-Pittsburgh develops, processes and fabricates steel (hot/cold rolled sheets and coated products) and steel products (roof deck, form deck, culvert, steel framing and related products). In 1998, WHX completed its acquisition of Handy & Harman, a diversified industrial manufacturing company, for a total consideration of $604 million including assumption of $186 million in debt.

DIVIDENDS

     The Fund recently distributed a dividend of $0.20 per share to Common Shareholders on March 29, 1999 in line with the Fund's 8% annual distribution policy. For the twelve months ended March 31, 1999, the Fund distributed a total of $0.92 per share to Common Shareholders. Our Preferred Shareholders were paid a dividend of $0.50 per share on March 29, 1999. For the twelve months ended March 31, 1999, the Preferred Shareholders received a total distribution of $2.00 per share, which is the annual dividend rate on the Preferred Shares.

DAILY NAVS NOW DISTRIBUTED BY NASDAQ

     Since our inception, we have made the net asset value available on nightly recordings through 1-800-GABELLI. Now, Nasdaq is also disseminating the daily per share net asset values (NAVs) for the Gabelli Convertible Securities Fund, which is traded on the New York Stock Exchange. The NAV ticker symbol via Nasdaq is "XGCVX."

     The NAVs are available through any stock quote lookup service and on broker Nasdaq level one terminals. The dissemination of daily NAVs allows investors and brokers to better track the long-term performance of the Fund's underlying portfolio. We support Nasdaq's efforts in making closed-end funds' NAVs available on a daily basis.

NO COMMISSION  PURCHASES

     When the Convertible Securities Fund converted to closed-end status on March 31, 1995, we offered shareholders the opportunity to sell their shares at no commission for up to two years. On March 31, 1997, this ability to sell your convertible shares at no commission expired. However, we have extended for another year, through December 31, 1999, our offer to shareholders to buy shares through our Voluntary Cash Purchase Plan at no commission. This Plan is available every month. Please see the details of this Plan at the end of this report.

INTERNET

     You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

IN  CONCLUSION

     This quarter, convertible securities benefited more from rising stock prices than declining interest rates. We believe this will continue with returns closely aligned with underlying equities performance. Put in other words, if our stocks do well, our convertible holdings will as well. Should stocks correct, we believe convertibles' yield component will provide meaningful protection.

        Sincerely,

        /s/ Mario J. Gabelli
        --------------------
        Mario J. Gabelli
        President and
        Chief Investment Officer

April 30, 1999
--------------------------------------------------------------------------------
                          Top Ten Convertible Holdings
                                 March 31, 1999
                                 --------------

Sprint ($1.50 Cv. Pfd., Ser. 1; $1.50 Cv. Pfd., Ser. 2; 8.25% Cv. Pfd.)
AirTouch Communications (6.00% Cv. Pfd., Cl. B; 4.25% Cv. Pfd., Cl. C) American Bankers Insurance ($3.125 Cv. Pfd., Ser. B)
WHX Corp. (6.50% Cv. Pfd., Ser. A; $3.75 Cv. Pfd., Ser. B)
Hilton Hotels Corp. (Sub. Deb. Cv., 5.00%, 05/15/06)
Citizens Utilities (5.00% Cv. Pfd.)
Fieldcrest Cannon Inc. (Sub. Deb. Cv., 6.00%, 03/15/12)
MediaOne Group (4.50% Cv. Pfd., Ser. D)
Cendant Corp. (1.30% Cv. Pfd., 7.50% Cv. Pfd.)
Sequa Corp. ($5.00 Cv. Pfd.)

--------------------------------------------------------------------------------
NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period of this report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
PORTFOLIO OF INVESTMENTS -- MARCH 31, 1999 (UNAUDITED)
================================================================================

   PRINCIPAL                                      MARKET
    AMOUNT                                         VALUE
   --------                                       -------


             CONVERTIBLE CORPORATE BONDS -- 17.88%
             AUTOMOTIVE: PARTS AND ACCESSORIES -- 0.25%
$   550,000  Exide Corp. Sub. Deb. Cv.
               2.90%, 12/15/05................$    297,000
                                               -----------

             AVIATION: PARTS AND SERVICES -- 0.90%
  1,104,000  Kaman Corp. Sub. Deb. Cv.
               6.00%, 03/15/12................   1,080,540
                                               -----------

             BUSINESS SERVICES -- 0.72%
    900,000  BBN Corp. Sub. Deb. Cv.
               6.00%, 04/01/12 (a)............     870,021
                                               -----------

             CABLE -- 1.02%
             Rogers Communications Inc.
               Sub. Deb. Cv.
    500,000    2.00%, 11/26/05................     361,875
  1,000,000    7.50%, 09/01/99................     869,254
                                               -----------
                                                 1,231,129
                                               -----------
             COMPUTER SOFTWARE AND SERVICES -- 0.04%
     50,000  Platinum Technology International Inc.
                Sub. Deb. Cv.
                6.25%, 12/15/02...............      47,750
                                               -----------

             CONSUMER PRODUCTS -- 2.39%
  3,500,000  Fieldcrest Cannon Inc.
                Sub. Deb. Cv.
                6.00%, 03/15/12...............   2,441,249
    750,000  Standard Commercial Corp.
               Sub. Deb. Cv.
               7.25%, 03/31/07................     438,750
                                               -----------
                                                 2,879,999
                                               -----------
             CONSUMER SERVICES -- 0.08%
    100,000  Ogden Corp. Sub. Deb. Cv.
               6.00%, 06/01/02................      96,000
                                               -----------

             ELECTRONIC EQUIPMENT -- 1.04%
             ASM Lithography Holding Cv.
     40,000      2.50%, 04/09/05..............      18,910
     10,000      2.50%, 04/09/05 (b)..........       4,727
  1,250,000  Trans-Lux Corp. Sub. Deb. Cv.
               7.50%, 12/01/06................   1,226,563
                                               -----------
                                                 1,250,200
                                               -----------
             ENERGY AND UTILITIES -- 0.95%
    100,000  Halter Marine Group Inc.
                 Sub. Deb. Cv.
                 4.50%, 09/15/04..............      53,500

  1,100,000  Moran Energy Inc.
                 Sub. Deb. Cv.
               8.75%, 01/15/08................   $ 995,806
    100,000  Texaco Capital Inc. Cv.
                 3.50%, 08/05/04..............     101,130
                                               -----------
                                                 1,150,436
                                               -----------
             ENTERTAINMENT -- 1.10% 200,000
             Kushner-Locke Co.
                 Sub. Deb. Cv.
               8.00%, 12/15/00 (a)............     529,914
    800,000  Savoy Pictures Entertainment Inc.
               Sub. Deb. Cv.
               7.00%, 07/01/03................     793,000
                                               -----------
                                                 1,322,914
                                               -----------
             EQUIPMENT AND SUPPLIES -- 2.23%
  1,285,000  Intermagnetics General Corp.
               Sub. Deb. Cv.
               5.75%, 09/15/03 (b)............   1,047,275
  1,136,000  Kollmorgen Corp.
                 Sub. Deb. Cv.
               8.75%, 05/01/09................   1,160,140
    200,000  Mark IV Industries
                 Sub. Deb. Cv.
                 4.75%, 11/01/04..............     164,000
    210,000  Robbins & Myers Inc.
               Sub. Deb. Cv.
               6.50%, 09/01/03................     185,850
    150,000  Thermo Electron Corp.
               Sub. Deb. Cv.
                 4.25%, 01/01/03 (b)..........     134,063
                                               -----------
                                                 2,691,328
                                               -----------
             FOOD AND BEVERAGE -- 1.60%
    110,000  Boston Chicken Inc.
                 Sub. Deb. Cv.
               7.75%, 05/01/04+...............       5,500
    100,000  Chiquita Brands
                 International Inc. Cv.
               7.00%, 03/28/01................      92,000
             Chock Full o' Nuts Corp.
                 Sub. Deb. Cv.
  1,000,000    7.00%, 04/01/12                     973,750
    865,000    8.00%, 09/15/06................     860,675
                                               -----------
                                                 1,931,925
                                               -----------
             HEALTH CARE -- 0.59%
    750,000  Ivax Corp. Deb. Cv.
               6.50%, 11/15/01................     707,813
                                               -----------

THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 1999 (UNAUDITED)
================================================================================


   PRINCIPAL                                      MARKET
    AMOUNT                                         VALUE
   --------                                       -------


             CONVERTIBLE CORPORATE BONDS (CONTINUED)
             HOTELS AND GAMING -- 2.25%
$ 2,900,000  Hilton Hotels Corp.
               Sub. Deb. Cv.
               5.00%, 05/15/06................ $ 2,718,750
                                               -----------

             METALS AND MINING -- 0.25%
    500,000  Coeur d'Alene Mines Corp.
               Sub. Deb. Cv.
               6.00%, 06/10/02................     300,000
                                               -----------

             PAPER AND FOREST PRODUCTS -- 0.29%
    200,000  Riverwood International Corp.
               Sub. Deb. Cv.
               6.75%, 09/15/03................     230,800
    150,000  Thermo Fibertek Inc. Cv.
                 4.50%, 07/15/04 (b)..........     123,938
                                               -----------
                                                   354,738
                                               -----------
             PUBLISHING -- 0.79%
    700,000  News America Holdings Inc.
               Sub. Deb. Cv.
               Zero Cpn., 03/31/02............     868,000
   50,000(c) United News & Media plc
               Sub. Deb. Cv.
               6.125%, 12/03/03...............      85,558
                                               -----------
                                                   953,558
                                               -----------
             REAL ESTATE AND DEVELOPMENT -- 0.08%
    125,000  Rockefeller Center Properties Inc.
               Sub. Deb. Cv.
               Zero Cpn., 12/31/00............     97,031
                                              -----------

             RETAIL -- 0.84%
     60,000  Costco Companies Inc.
                 Sub. Deb. Cv.
               Zero Cpn., 08/19/17............     64,500
    100,000  JumboSports Inc.
                 Sub. Deb. Cv.
               4.25%, 11/01/00+...............      5,500
  1,000,000  Nine West Group Inc.
               Sub. Deb. Cv.
               5.50%, 07/15/03................    947,500
                                              -----------
                                                1,017,500
                                              -----------
             TELECOMMUNICATIONS -- 0.08%
             Amnex Inc. Sub. Deb. Cv.
     30,000      8.50%, 09/25/02..............      9,600
     50,000      8.50%, 09/25/02 (b)..........     16,000
     50,000  Telefonica Europe BV
               Sub. Deb. Cv.
                 2.00%, 07/15/02..............   $ 72,750
                                              -----------
                                                   98,350
                                              -----------
             TRANSPORTATION -- 0.39%
    440,000  Greyhound Lines Inc.
               Sub. Deb. Cv.
               8.50%, 03/31/07................    451,000
    140,000  WorldCorp Inc.
                 Sub. Deb. Cv.
               7.00%, 05/15/04+...............     21,525
                                              -----------
                                                  472,525
                                              -----------
             TOTAL CONVERTIBLE
             CORPORATE BONDS ................  21,569,507
                                              -----------
    SHARES
    ------

             CONVERTIBLE PREFERRED STOCKS -- 31.19%
             AVIATION: PARTS AND SERVICES -- 1.52%
             Coltec Capital Trust
     25,000      5.25% Cv. Pfd...............    1,093,750
     17,000      5.25% Cv. Pfd. (b)..........      743,750
                                               -----------
                                                 1,837,500
                                               -----------
             BROADCASTING -- 0.25%
      9,200  Granite Broadcasting Corp.
               $1.938 Cv. Pfd................      304,750
                                               -----------

             CABLE -- 2.66% 3,500 CSC Holdings Inc.
               8.50% Cv. Pfd. Ser. 1.........      390,250
     18,000  MediaOne Group
               4.50% Cv. Pfd. Ser. D.........    2,314,125
      1,500  TCI Pacific Communications Inc.
               5.00% Cv. Pfd.................      504,000
                                               -----------
                                                 3,208,375
                                               -----------
             CONSUMER SERVICES -- 1.88%
             Cendant Corp.
     90,000      1.30% Cv. Pfd................   2,064,374
      5,000      7.50% Cv. Pfd................     144,063
     18,000  Loewen Group Inc.
               6.00% Cv. Pfd. Ser. C..........      57,113
                                               -----------
                                                 2,265,550
                                               -----------
             DIVERSIFIED INDUSTRIAL -- 0.19%
      1,400  GATX Corp.
               $2.50 Cv. Pfd..................     233,800
                                               -----------

THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 1999 (UNAUDITED)
================================================================================


                                                  MARKET
    SHARES                                         VALUE
   --------                                       -------


             CONVERTIBLE PREFERRED STOCKS (CONTINUED)
             ENERGY AND UTILITIES -- 1.71%
      6,000  Atlantic Richfield Co.
               $2.80 Cv. Pfd.................. $ 2,064,000
                                               -----------

             ENTERTAINMENT -- 0.10%
      4,500  Metromedia International Group Inc.
               7.25% Cv. Pfd..................     120,375
                                               -----------
             EQUIPMENT AND SUPPLIES -- 1.91%         2,000
             Case Corp.
               $4.50 Cv. Pfd. Ser. A..........     120,500
     25,000  Sequa Corp.
               $5.00 Cv. Pfd..................   2,187,500
                                               -----------
                                                 2,308,000
                                               -----------
             FINANCIAL SERVICES -- 3.04%
     34,500  American Bankers Insurance
               $3.125 Cv. Pfd. Ser. B.........   3,639,750
      1,000  Merrill Lynch & Co.
                 6.25% Cv. Pfd................      22,500
                                               -----------
                                                 3,662,250
                                               -----------
             HOTELS AND GAMING -- 0.12%
      3,000  Station Casinos Inc.
               7.00% Cv. Pfd..................     145,500
                                               -----------
             IRON/STEEL -- 2.67% WHX Corp.
     46,000    $3.75 Cv. Pfd. Ser. B..........   1,656,000
     45,000    6.50% Cv. Pfd. Ser. A .........   1,560,938
                                               -----------
                                                 3,216,938
                                               -----------
             PAPER AND FOREST PRODUCTS -- 1.64%
     40,000  Sealed Air Corp.
               $2.00 Cv. Pfd. Ser. A..........   1,980,000
                                               -----------
             PUBLISHING -- 0.37%
     15,000  Reader's Digest
               $1.9336 Cv. Pfd................     451,875
                                               -----------
             RETAIL -- 0.20% 2,500 CVS Corp.
               6.00% Cv. Pfd..................     213,750
      2,000  Republic Industries Inc.
                 6.50% Cv. Pfd................      29,000
                                               -----------
                                                   242,750
                                               -----------
             SPECIALTY CHEMICALS -- 0.08%
      2,000  Monsanto Co.
               6.50% Cv. Pfd..................      93,000
                                               -----------
             TELECOMMUNICATIONS -- 8.56%
     65,000  Citizens Utilities Co.
               5.00% Cv. Pfd..................   2,616,250
      8,000  Philippine Long Distance
               $3.50 Cv. Pfd. Ser. III........   $ 380,000
             Sprint Corp.
      3,000    $1.50 Cv. Pfd. Ser. 1..........   1,095,000
      2,200    $1.50 Cv. Pfd. Ser. 2 .........     825,000
     74,000     8.25% Cv. Pfd.................   5,401,999
                                               -----------
                                                10,318,249
                                               -----------
             WIRELESS COMMUNICATIONS -- 4.29%
             AirTouch Communications Inc.
     12,000      4.25% Cv. Pfd. Cl. C.........   1,614,000
     42,000      6.00% Cv. Pfd. Cl. B ........   3,307,500
      8,000  Omnipoint Corp.
                 7.00% Cv. Pfd................     259,000
                                               -----------
                                                 5,180,500
                                               -----------
             TOTAL CONVERTIBLE
             PREFERRED STOCKS ................  37,633,412
                                               -----------
             COMMON STOCKS -- 19.91%

             AUTOMOTIVE: PARTS AND ACCESSORIES-- 1.17%
        396  Borg-Warner Automotive Inc.......      18,934
     30,000  LucasVarity plc, ADR.............   1,387,500
                                               -----------
                                                 1,406,434
                                               -----------
             AVIATION: PARTS AND SERVICES -- 0.19%
     18,000  Kaman Corp.......................     230,625
                                               -----------

             BUILDING AND CONSTRUCTION -- 0.02%
         17  Holderbank Financiere Glarus AG..      19,008
                                               -----------

             DIVERSIFIED INDUSTRIAL -- 0.41%
     15,000  GATX Corp........................     494,063
                                               -----------

             ENERGY AND UTILITIES -- 4.44%
     10,000  AGL Resources Inc................     175,625
      9,000  Central Hudson Gas and
               Electric Corp.                      322,313
     16,500  Cilcorp Inc......................     991,031
      8,000  Commonwealth Energy System.......     308,000
      4,000  New England Electric System......     194,000
     30,000  Orange & Rockland Utilities......   1,723,125
     60,000  Southwest Gas Corp...............   1,650,000
                                               -----------
                                                 5,364,094
                                               -----------
             EQUIPMENT AND SUPPLIES -- 3.71%
     30,000  Aeroquip-Vickers Inc.............   1,719,375
     50,000  Fedders Corp. Cl. A..............     231,250
     20,000  Reltec Corp.+....................     588,750
     20,000  U.S. Filter Corp.+...............     612,500
     36,000  Xylan Corp.+.....................   1,325,250
                                               -----------
                                                 4,477,125
                                               -----------

THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 1999 (UNAUDITED)
================================================================================

                                                   MARKET
    SHARES                                         VALUE
   --------                                       -------


             COMMON STOCKS (CONTINUED)
             FINANCIAL SERVICES -- 5.43%
     38,000  American Bankers Insurance Group. $ 1,976,000
     20,000  Argonaut Group Inc...............     513,750
    200,000  BA Merchant Services Inc.+.......   4,074,999
                                               -----------
                                                 6,564,749
                                               -----------
             HEALTH CARE -- 1.10%
     15,000  Genentech Inc.+..................   1,329,375
                                               -----------

             RETAIL -- 0.30%
     40,000  Food Lion Inc. Cl. A.............     368,125
                                               -----------

             SATELLITE -- 0.09%
      6,000  U.S. Satellite Broadcasting Co.+.     102,750
                                               -----------

             SPECIALTY CHEMICALS -- 3.05%
    100,000  Morton International Inc.........   3,675,000
                                               -----------
             TOTAL COMMON STOCKS .............  24,031,348
                                               -----------

             PREFERRED STOCKS -- 0.02%
             CABLE -- 0.02%
      1,000  MediaOne Financing Trust II Pfd..      26,188
                                               -----------

   PRINCIPAL
    AMOUNT
   --------

             CORPORATE BONDS -- 0.08%
             ENTERTAINMENT-- 0.08%
  $ 100,000  Viacom Inc.
               8.00%, 07/07/06.............        102,500
                                               -----------

             U.S. GOVERNMENT OBLIGATIONS -- 33.46%
 40,466,000  U.S. Treasury Bills, 4.26%
               to 4.78% ++,
               due 04/01/99 to 06/17/99.......  40,369,313
                                               -----------

TOTAL INVESTMENTS -- 102.54%
    (Cost $113,567,176)....................... 123,732,268
                                               -----------

OTHER ASSETS, LIABILITIES AND
  LIQUIDATION VALUE
  OF CUMULATIVE PREFERRED STOCK  --  (27.40)% . (33,069,739)
                                                -----------

  NET ASSETS -- COMMON STOCK -- 75.14%
  (7,921,545 common shares outstanding).......   90,662,529
                                                -----------
  NET ASSETS - CUMULATIVE PREFERRED
  STOCK -- 24.86%
  (1,200,000 preferred shares outstanding)....   30,000,000
                                                -----------

TOTAL NET ASSETS --  100.00% ................ .$120,662,529
                                               ============

NET ASSET VALUE  PER COMMON SHARE
 ($90,662,529 / 7,921,545 shares outstanding).      $11.45
                                                    ======

                                                   MARKET
    SHARES                                         VALUE
   --------                                       -------

             SHORT POSITIONS
             COMMON STOCKS
     12,000  Airtouch Communications Inc......$    1,159,500
      4,188  Kushner-Locke Co.................        64,914
                                              --------------
                                              $    1,224,414
                                              ==============

                                                    NET
   PRINCIPAL                       SETTLEMENT   UNREALIZED
    AMOUNT                            DATE     APPRECIATION
   --------                         --------    -----------

             FORWARD FOREIGN CURRENCY EXCHANGE
864,000 (c)  Sell British Pounds
               in exchange for
               USD 1,395,740....... 04/15/99        $2,329



----------------
(a) Security fair valued as determined by the Board of Directors.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 1999, Rule 144A securities amounted to $2,069,753 or 1.72% of net assets.
(c) Principal amount denoted in British Pounds. + Non-income producing security. ++ Yields represent the effective yield to maturity on the date of purchase.
USD - U.S. Dollars.
ADR - American Depositary Receipt.

                       AUTOMATIC DIVIDEND REINVESTMENT AND
                          VOLUNTARY CASH PURCHASE PLAN

ENROLLMENT  IN THE PLAN

It is the Policy of The Gabelli  Convertible  Securities
Fund, Inc. ("Convertible Securities Fund") to automatically reinvest dividends. As a "registered" shareholder you automatically become a participant in the Convertible Securities Fund's Automatic Dividend Reinvestment Plan (the "Plan"). The Plan authorizes the Convertible Securities Fund to issue shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Convertible Securities Fund. Plan participants may send their stock certificates to State Street Bank and Trust Company ("State Street") to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

                 The Gabelli Convertible Securities Fund, Inc.
                        c/o State Street Bank and Trust
                                    Company
                                 P.O. Box 8200
                              Boston, MA 02266-8200

     Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate.

     Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan may contact State Street at 1 (800) 336-6983. Shareholders wishing to liquidate reinvested shares held at State Street Bank must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

     If your shares are held in the name of a broker, bank or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of "street name" and re-registered in your own name. Once registered in your own name your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in "street name" at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

     The number of shares of Common Stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Convertible Securities Fund's Common Stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of Common Stock valued at the greater of (i) the net asset value as most recently determined or
(ii) 95% of the then current market price of the Convertible Securities Fund's Common Stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next trading day. If the net asset value of the Common Stock at the time of valuation exceeds the market price of the Common Stock, participants will receive shares from the Convertible Securities Fund valued at market price. If the Convertible Securities Fund should declare a dividend or capital gains distribution payable only in cash, State Street will buy Common Stock in the open market, or on the New York Stock Exchange or elsewhere, for the participants' accounts, except that State Street will endeavor to terminate purchases in the open market and cause the Convertible Securities Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the Common Stock exceeds the then current net asset value.

     The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

     The Convertible Securities Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by State Street on at least 90 days' written notice to participants in the Plan.


VOLUNTARY CASH PURCHASE PLAN

     The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Convertible Securities Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

     Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to State Street Bank and Trust Company for investments in the Convertible Securities Fund shares at the then current market price. Shareholders may send an amount from $250 to $10,000. State Street Bank and Trust Company will use these funds to purchase shares in the open market on or about the 15th of each month. Beginning June 1, 1999, purchases will be made on or about the 1st and 15th of each month. State Street Bank and Trust Company will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. However, the Fund's Adviser, Gabelli Funds, LLC, has arranged that these purchases will be executed at no commission through December 31, 1999. It is suggested that any voluntary cash payments be sent to State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200 such that State Street receives such payments approximately 10 days before the 15th of the month. Funds not received at least five days before the investment date shall be held for investment in the following month. A payment may be withdrawn without charge if notice is received by State Street Bank and Trust Company at least 48 hours before such payment is to be invested.

     For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Convertible Securities Fund.

                             DIRECTORS AND OFFICERS
                 THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
                    One Corporate Center, Rye, NY 10580-1434

DIRECTORS
Mario J. Gabelli, CFA
        CHAIRMAN
E. Val Cerutti
        CHIEF EXECUTIVE OFFICER
        CERUTTI CONSULTANTS, INC.
Felix J. Christiana
        FORMER SENIOR VICE PRESIDENT
        DOLLAR DRY DOCK SAVINGS BANK
Anthony J. Colavita, P.C.
        ATTORNEY-AT-LAW
        ANTHONY J. COLAVITA, P.C.
Dugald A. Fletcher
        PRESIDENT, FLETCHER & COMPANY, INC.
Karl Otto Pohl
        FORMER PRESIDENT, DEUTSCHE BUNDESBANK
Anthony R. Pustorino
        CERTIFIED PUBLIC ACCOUNTANT
        PROFESSOR, PACE UNIVERSITY
Anthonie C. van Ekris
        MANAGING DIRECTOR
        BALMAC INTERNATIONAL, INC.
Salvatore J. Zizza
        CHAIRMAN
        THE BETHLEHEM CORP.

OFFICERS AND PORTFOLIO MANAGERS
Mario J. Gabelli, CFA
        PRESIDENT & CHIEF INVESTMENT OFFICER
Bruce N. Alpert
        VICE PRESIDENT & TREASURER
Peter W. Latartara
        VICE PRESIDENT
A. Hartswell Woodson, III
        ASSOCIATE PORTFOLIO MANAGER
James E. McKee
        SECRETARY


INVESTMENT ADVISOR
Gabelli Funds, LLC
One Corporate Center
Rye, New York  10580-1434

CUSTODIAN, TRANSFER AGENT AND REGISTRAR

State Street Bank and Trust Company

Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP

Stock Exchange Listing
                         Common   8.00% Preferred
                         ------   ---------------
NYSE-Symbol:              GCV          GCV Pr
Shares Outstanding:     7,921,545    1,200,000

The Net Asset Value appears in the Publicly Traded Funds column, under the heading "Convertible Securities Funds," in Sunday's The New York Times and in Monday's The Wall Street Journal.

It is also listed in Barron's Mutual Funds/Closed End Funds section under the heading "Convertible Securities Funds".

The Net Asset Value may be obtained each day by calling (914) 921-5071.

--------------------------------------------------------------------------------
For general information about the Gabelli Funds, call 1-800-GABELLI (1-800-422-3554), fax us at 914-921-5118, visit our Internet homepage at: http://www.gabelli.com, or e-mail us at: closedend@gabelli.com
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Convertible Securities Fund may from time to time purchase shares of its capital stock in the open market when the Convertible Securities Fund shares are trading at a discount of 10% or more from the net asset value of the shares
--------------------------------------------------------------------------------

FIRST QUARTER REPORT
MARCH 31, 1999

FIRST QUARTER REPORT
MARCH 31, 1999

GCV 03/99

THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
ONE CORPORATE CENTER
RYE, NY 10580-1434
(914) 921-5070
http://www.gabelli.com